EXHIBIT 99.1

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE ACT OR IN THE OPINION OF COUNSEL AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

         Void after 5:00 P.M., Los Angeles Time on September 30, 2006
                           (the "Expiration Date")

                         RECOM MANAGED SYSTEMS, INC.
                          A Delaware Corporation

                           WARRANT TO PURCHASE
                                200,000
                          SHARES OF COMMON STOCK
                           AS HEREIN DESCRIBED


                     Dated: as of September 19, 2002

                  This certifies that, for value received

                                 SIM FARAR
                         914 Westwood Boulevard
                                 Suite 809
                      Los Angeles, California 90020

or his registered assigns (the "Holder") is entitled, subject to the terms set forth herein, to purchase from Recom Managed Systems, Inc. (the "Company"), a Delaware corporation having its offices at c/o Jon D. Sawyer, 600 17th Street, Suite 27005, Denver, Colorado, 80202, two hundred thousand (200,000) shares of the Company's common stock subject to adjustment as set forth herein.

1. DEFINITIONS. Unless otherwise provided herein, the following terms shall be defined as follows:

     1.1 "Common Stock" or "Common Shares" shall initially refer to the Company's common stock including Underlying Securities, as more fully set forth in Section 4 hereof.

     1.2 "Company" shall mean Recom Managed Systems, Inc., its successors and assigns.

     1.3  "Effective Date" shall mean September 1, 2003.

     1.4  "Expiration Date" shall mean September 30, 2006.

     1.5  "Holder" shall mean Sim Farar or his registered assigns.

     1.6 "Warrant" shall mean the Holder's right to purchase the Common Shares pursuant to the terms contained herein.

     1.7 "Warrant Price" or "Common Share Price" shall be Two Dollars ($2.00) per Share, which is above fair market value as of the date of this grant, subject to adjustment as set forth herein.

     1.8  "Purchase Form" shall mean the form attached hereto as Exhibit "A".

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     1.9  "Underlying Securities" or "Underlying Shares" or "Underlying Stock"
shall refer to the Common Shares or other securities or property issuable or issued upon exercise of the Warrants.

     1.10 "Registrable Securities" means:

          (a) The Common Stock issuable or previously issued on the exercise of the Warrant and any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock issued on such exercise.

     1.11 "Registrable Securities Holder" means any holder of outstanding Registrable Securities, provided, however, that for the purpose of this definition the holder of this Warrant shall be deemed to be the Holder of the Registrable Securities into which that security is then exercisable.

2.   TERMS OF WARRANT.

     2.1  EXERCISE OF WARRANT.

          (a) Exercise by Payment. Subject to the terms of this Warrant, the purchase rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to less than a whole Common Share), at any time, and from time to time, during the period commencing on the Effective Date and terminating on the Expiration Date. A Warrant may be exercised by the Holder upon presentation of this Warrant, with the Purchase Form duly executed, at the Company's office (or such office or agency of the Company as it may designate in writing to the Holder hereof by notice pursuant to the terms hereof), specifying the number of Common Shares as to which the Warrant is being exercised, and upon payment by the Holder to the Company of the Warrant Price. Such payment shall be made by cash, by certified check, bank draft or confirmed wire transfer, in an amount equal to the Warrant Price times the number of Common Shares then being purchased hereunder.

          (b) Effect of Exercise. Company agrees that the Holder hereof shall be deemed the record owner of such Underlying Securities as of the close of business on the date on which this Warrant shall have been presented and payment made for such Underlying Securities as aforesaid. Certificates for the Underlying Securities so obtained shall be delivered to the Holder hereof within a reasonable time, not exceeding fourteen (14) days, after the rights
represented by this Warrant       shall have been so exercised.  If this
Warrant shall be exercised in part only or transferred in part by this Warrant for cancellation or partial transfer, upon request by the Holder the Company shall deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Underlying Shares which such Holder is entitled to purchase hereunder. Exercise in full of the rights represented by this Warrant shall not extinguish any rights granted related to registration of the Underlying shares under the Securities Act of 1933, as amended (the "Act"), as may be set forth elsewhere herein.

          (c) Cashless (Net Issue) Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly

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endorsed Form of Subscription and notice of such election in which event the
Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                 X = Y (A-B)
                                 ----------
                                      A

Where X = the number of shares of Common Stock to be issued to the Holder;

Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (as of one day prior to the date of such calculation);

A = the fair market value of one share of the Company's Common Stock (as of one day prior to the date of such calculation); and

B = Stock Purchase Price (as adjusted to one day prior to the date of such calculation).

For purposes of the above calculation, the fair market value of one share of Common Stock shall mean:

     (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the net issuance exercise date;

     (B) If traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the last reported sales prices of the Common Stock on such market over the 30-day period ending five business days prior to the net issuance exercise date;

     (C) If traded over-the-counter other than on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the net issuance exercise date; and

     (D) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the Holder and the Company, and if the Holder and the Company are unable to so agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Holder.

     In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Warrant. If such dispute involves the calculation of the Stock Purchase Price, the Company shall submit the disputed calculations to a "Big Six" independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Form of Subscription. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

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     2.2.  EXCHANGE OF WARRANT.  Subject to the provision of restrictions on transfer related to the requirement for registration under the Act and such other restrictions as may be set forth herein; (i) this Warrant is exchangeable at the option of the Holder at the aforesaid office of the company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Common Shares as are purchasable hereunder; and (ii) this Warrant may be divided or combined with other Warrants which carry the same rights, in either case, upon presentation hereof at the aforesaid office of the company together with a written notice, signed by the Holder hereof, specifying the names and denominations in which new Warrants are to be issued, and the payment of any transfer tax due in connection therewith.

3. ADJUSTMENT OF WARRANT AND NUMBER OF SHARES. Subject and pursuant to the provisions of this Section 3, the Warrant Price and number of Common Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter in this Section 3.

     3.1 SUBDIVISION OF SHARES. If the Company shall at any time subdivide its outstanding common Shares by recapitalization, reclassification, stock dividend, or split-up thereof or other means, the number of Common Shares subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Warrant Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding common Shares by recapitalization, reclassification or combination thereof or other means, the number of Common Shares subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Warrant Price shall be proportionately increased. Any such adjustment and adjustment to the Warrant Price shall become effective at the close of business on the record date for such subdivision or combination.

     3.2 DISTRIBUTION OF SECURITIES OR OTHER ASSETS. If the Company after the date hereof shall distribute to all of the holders of its common shares any securities including, but not limited to Common Shares, or other assets (other than a cash distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the jurisdiction of incorporation of the company), the Company shall be required to make such equitable adjustment in the Warrant Price and the type and/or number of Underlying Securities in effect immediately prior to the record date of such distribution as may be necessary to preserve to the Holder of this Warrant rights substantially proportionate to and economically equivalent to those enjoyed hereunder by such Holder immediately prior to the happening of such distribution. Any such adjustment made reasonably and in good faith by the Company shall be final and binding upon the Holders and shall become effective as of the record date for such distribution.

     3.3 MINIMUM ADJUSTMENT. No adjustment in the number of Common shares subject to this Warrant or the Warrant Price shall be required under this
Section 3 unless such adjustment would require an increase or decrease in such number of shares of at least 1% of the then adjusted number of Common shares issuable upon exercise of the Warrant, provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Company shall make a record of the Holders of its Common Shares for the purpose of entitling them to receive any dividend or adjustment in the number of Common Shares subject to the Warrant shall be required by reason of the making of such record.


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     3.4   REORGANIZATION.  In case of any capital reorganization or
reclassification or change of the outstanding Common Shares (exclusive of a change covered by Section 3.1 hereof or which solely affects the par value of such Common Shares) or in the case of any merger or consolidation of the company with or into another corporation (other than a consolidated or merger in which the Company is the continuing corporation and which does not result in any reclassification, change, capital reorganization or change in the ownership of the outstanding Common Shares), or in the case of any sale or conveyance or transfer of all or substantially all of the property of the Company and in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Warrant Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, change, capital reorganization, merger or consolidation, or upon the dissolution following any sale or other transfer, by a holder of the number of Common Shares of the Company equal to the number of common shares obtainable upon exercise of this Warrant immediately prior to such event; and if any reorganization, reclassification, change, merger, consolidation, sale or transfer also results in a change in Common Shares covered by Section 3.1, then such adjustment shall be made pursuant to both this Section 3.4 and Section 3.1. The provisions of this
Section 3.4 shall similarly apply to successive reclassification, or capital reorganizations, mergers or consolidations, changes, sales or other transfers.

     3.5 FRACTIONAL SHARES. The Company shall not be required to issue fractional Common Shares upon any exercise of this Warrant. As to any final fraction of a Common Share which the Holder of this Warrant would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a share of such stock on the business day preceding the day of exercise or book value as determined by the Company's independent public accountants if not publicly traded. The Holder of this Warrant, by his acceptance hereof, expressly waives any right to receive any fractional shares of stock upon exercise of this Warrant. As used herein, the current market price per share at any date shall be the price of Common Shares on the business day immediately preceding the event requiring an adjustment hereunder and shall be (A) if the principal trading market for such securities is an exchange or NASDAQ NMS, the closing price on such exchange or NASDAQ NMS on such day provided if trading of such Common Shares is listed on any consolidated tape, the price shall be the closing price set forth on such consolidated tape or (B) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by NASDAQ SmallCap or the NASDAQ Electronic Bulletin Board (or its announced successor, the Bulletin Board Exchange), if the security is not quoted on NASDAQ SmallCap or the NASDAQ Electronic Bulletin Board (or its announced successor, the Bulletin Board Exchange), the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on a date prior to the event requiring an adjustment hereunder, then the current market price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available.

     3.6   CERTIFICATE.  Irrespective of any adjustments pursuant to this
Section 3 in the Warrant Price or in the number, or kind, or class of shares or other securities or other property obtainable upon exercise of this Warrant, and Without impairing any such adjustment, this certificate

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representing this Warrant may continue to express the Warrant Price and the number of Common Shares obtainable upon exercise at the same price and number of Common Shares as are stated herein.

     3.7 DETERMINATION OF SHARES AND WARRANT PRICE. Until this Warrant is exercised, the Underlying Shares, and the Warrant Price shall be determined exclusively pursuant to the provisions hereof.

     3.8 ADJUSTMENT NOTICE. Upon any adjustment of this Warrant the Company shall give written notice thereof to the Holder which notice shall include the number of Underlying Securities purchasable and the price per share upon exercise of this Warrant and shall set forth in reasonable detail the events which resulted in such adjustment.

4. COMMON STOCK. For the purposes of this Warrant, the terms "Common Shares" or "Common Stock" shall mean (i) the class of stock designated as the common stock of the Company on the Effective Date or (ii) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes from par value to no par value, or from no par value to par value or changes in par value. If at any time, as a result of an adjustment made pursuant to Section 3, the securities or other property obtainable upon exercise of this Warrant shall include shares or other securities of another corporation or other property, then thereafter, the number of such other shares or other securities or property so obtainable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Section 3, and all other provisions of this Warrant with respect to Common Shares shall apply on like terms to any such other shares or other securities or property. Subject to the foregoing, and unless the context requires otherwise, all references herein to Common Shares shall, in the event of an adjustment pursuant to Section 3, be deemed to refer also to any other shares or other securities or property when obtainable as a result of such adjustments.

5.   OBLIGATIONS OF THE COMPANY.  The Company covenants and agrees that:

     (a) During the period within which the rights represented by this Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant and at its expense will obtain the listing thereof on all quotation systems or national securities exchanges on which the Common Shares are then listed; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase it authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant:

      (b) All Common Shares which may be issued upon exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issuance thereof; and




Page 6



      (c) All original issue taxes payable in respect of the issuance of Common Shares upon the exercise of the rights represented by this Warrant shall be borne by the Company, but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the transfer of any Warrants.

6. VOTING RIGHTS. Until exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, except that the Holder of this Warrant shall be deemed to be a shareholder of the company for the purpose of bringing suit on the ground that the issuance of shares of stock of the Company is improper under the Delaware General Corporation Law.

7.   REGISTRATION RIGHTS OF HOLDERS.

     If the Company shall at any time during the period that this Warrant is exercisable by the Holder hereof prepare and file one or more notifications pursuant to Section 3 of the Act or registration statements under the Act with respect to the public offering of any class of equity or debt security of the Company, whenever authorized, the Company shall give written notice thereof to the Holder, and shall, upon the written request of the Holders, given within twenty (20) days after such notice from the Company is received by the Holder, include in such registration statement or notification such number of shares underlying this Warrant as such Holder may request to be sold on a time to time basis and the Company agrees to keep such notification or registration statement and prospectus effective and current under the Act permitting the sale of the shares covered thereby to be sold on a time to time basis at its expense for a period of six (6) months after the effective date of such registration statement or notification. Such inclusion shall be at no cost to the Holder and shall be at the sole cost and expense of the Company except with respect to any underwriting discounts or commissions or other selling expenses denominated as such in any notification, registration statement or prospectus and the Holders' own legal fees and expenses incurred in connection therewith. In the event the Company fails to receive written request from the Holder within twenty (20) days after the receipt by the Holder of such written notice of the Company, then the Company shall treat such failure with the same force and effect as if the Holder advised the Company that the Holder does not intend to include their shares in such registration statement or notification. The provisions of this Section shall not apply to any notification or registration statement if such notification or registration statement solely to any employee benefit plan or to a transaction of the nature contemplated by Rule 145, promulgated under the Act. The rights granted under this section shall not apply if, in the opinion of counsel to the Company, the Holder could resell the shares proposed to be included in the registration statement or notification without registration under the act or if, in the reasonable opinion of an Underwriter, the inclusion of such shares would materially impair the prospects of the offering to which the registration statement or notification relates. Notwithstanding anything herein to the contrary, the Company shall only be required to give a notice under this Section on one occasion.

8. TRANSFERS. The Warrant shall not be transferable otherwise than by will or by the laws of descent and distribution, and the Warrant may be exercised during the lifetime of the Warrantee only by it.

9. LOST, STOLEN OR MUTILATED WARRANTS. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may reasonably impose, issue a new Warrant of like

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denomination, tenor and date.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10. ISSUANCE OF SUCCESSOR WARRANT. Any Warrant issued pursuant to the provisions of Section 9, or upon transfer, exchange, division or partial exercise of this Warrant or combination thereof with another Warrant or Warrants, shall set forth each provision set forth in this Warrant as each such provision is set forth herein, and shall be duly executed on behalf of the Company by its chief executive officer.

11. SURRENDER OF WARRANT. Upon surrender of this Warrant for transfer or exchange or upon the exercise hereof, this Warrant shall be canceled by the Company, and shall not be reissued by the Company and, except as provided in
Section 2 in case of a partial exercise or an exchange or Section 8 in case of a transfer, or Section 9 in case of mutilation. Any new Warrant certificate shall be issued promptly but not later than fourteen (14) days after receipt of the old Warrant certificate.

12. SUCCESSORS. This Warrant shall inure to the benefit of and be binding upon the Holder hereof, the Company and their respective successors, heirs, executors, legal representatives and assigns.

13. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally, or within two (2) days after being sent by Federal Express, Airborne Express, UPS or other recognized international overnight courier, to the party to whom such notice is intended, at the address of such other party as set forth on the first page hereof, or at such other address of which the Company or Holder has been advised by the notice hereunder.

14. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

15. APPLICABLE LAW. The validity, interpretation and performance of this Warrant and of the terms and provisions hereof shall be governed by the laws of the State of California applicable to agreements entered into and performed entirely in such state. The Federal and State Courts that sit in the County of Los Angeles, State of California shall have exclusive jurisdiction over any dispute arising hereunder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of this 19th day of September 2002.

Recom Managed Systems, Inc.,

By:/s/ Steve Sparks
   Its:  President

ACCEPTED AS OF THE EFFECTIVE DATE

/s/ Sim Farar
Name : SIM FARAR

Page 8




                                  EXHIBIT "A"


                           RECOM MANAGED SYSTEMS, INC.
                             A Delaware Corporation

                                 PURCHASE FORM
                                 To Be Executed
                             Upon Exercise of Warrant

     The undersigned record holder of the within Warrant hereby irrevocably elects to exercise the right to purchase _________________ Common Shares evidenced by the within Warrant dated ______________________, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full.

     The undersigned requests that certificates for such shares and Warrants shall be issued in the name set forth below.

     Dated:_________________________


                                   By: _____________________________________
                                                    Signature
                                       _____________________________________
                                       Print Name and Title of Signatory

Social Security No. or other identifying number: ___________________________

__________________________________
Name to who certificates are to be
issued if different from above.

Address:
_____________________________________________________________________________

_____________________________________________________________________________

Social Security No. or other identifying number: ____________________________


If said number of shares and Warrants shall not be all of the shares purchasable under the within Warrant, the undersigned requests that a new Warrant for the unexercised portion be registered in the name of:

                                   __________________________________________
                                                 (Please Print)

Address:_____________________________________________________________________

Social Security No. or other identifying number: ____________________________

                                  Signature: ________________________________
                                                  Print Name of Signatory